                                                                   EXHIBIT 10.25


                 SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT


         THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT, entered into as of the 23rd day of April, 2002, by and between RONALD A. POTTS, an individual and resident of the State of Florida ("Purchaser"), and CHARLES B. HICKS, an individual and resident of the State of Tennessee ("Seller").

                              W I T N E S S E T H:

         WHEREAS, the Seller and Purchaser previously entered into that certain Purchase and Sale Agreement for the purchase of certain real property located in Blount County, Tennessee, dated April 16, 2002, as amended by that certain Amendment to Purchase and Sale Agreements dated April 16, 2002 (as amended, the "Purchase Agreement"); and

         WHEREAS, Seller and Purchaser desire to amend the Purchase Agreement as set forth hereinbelow:

         NOW, THEREFORE, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00), the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. Defined Terms. All capitalized terms used herein shall have the same meaning as in the Purchase Agreement, unless otherwise expressly set forth herein.

         2. Conveyance. Section 14(b) of the Purchase Agreement is hereby amended by adding the following language as Section 14(b)(xiii): "Consent of Seller's lender to the assumption of the indebtedness on the Property by Purchaser, in such form as is reasonably acceptable to Purchaser."

         3. No Further Modification. Except as expressly modified hereby, the Agreement shall remain unamended and in full force and effect and is hereby ratified and confirmed by the parties hereto.

         4. Execution Counterparts. This Agreement may be executed in multiple counterparts and by facsimile signature to be followed by original signature, each of which shall be deemed an original and all such counterparts together shall constitute one and the same instrument.



                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed under seal, to be effective as of the date and year first above written.


                                        SELLER:


                                        CHARLES B. HICKS

                                        /s/ Charles B. Hicks
                                        ------------------------------- (SEAL)


                                        PURCHASER:

                                        RONALD A. POTTS

                                        /s/ Ronald A. Potts
                                        ------------------------------- (SEAL)